SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                                May 16, 2000
______________________________________________________________________________
                    (Date of earliest event reported)



                         ESB Financial Corporation
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



      Pennsylvania                     0-19345                    25-1659846
______________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                         Identification No.)



600 Lawrence Avenue, Ellwood City, Pennsylvania                 16117
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



                               (724) 758-5584
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


    On May 16, 2000, the Board of Directors of ESB Financial Corporation
(the "Corporation" or the "Registrant") terminated the services of KPMG LLP ("KPMG") as the Registrant's independent auditors. In connection with the termination of KPMG's services as independent auditors, the Board of Directors of the Registrant have selected the accounting firm of Ernst & Young LLP ("Ernst & Young") to serve as independent auditors for the Registrant for the fiscal year ending December 31, 2000.

    In connection with their audit for the two most recent fiscal years and during subsequent interim periods preceding the replacement of KPMG, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

    KPMG's report on the financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

    During the Registrant's two most recent fiscal years and the subsequent interim periods preceding KPMG's replacement, KPMG did not advise, and has not indicated to the Registrant that it had reason to advise, the Registrant of any of the following:

              (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

              (b) that information had come to KPMG's attention that had led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

              (c) (1) of the need to expand significantly the scope of the Registrant's audit, or that information had come to KPMG's attention during such time period that if further investigated might (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representation or to be associated with the Registrant's financial statements, and (2) that due to KPMG's replacement or for another reason, the issue has not been resolved to KPMG's satisfaction prior to its replacement.



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              (d)  (1) that information had come to KPMG's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the then most recent financial statements covered by an audit report (including information that, unless resolved to KPMG's satisfaction, would prevent if from rendering an unqualified audit report on those financial statements, and (2) due to KPMG's replacement, or for any other reason, the issue was not resolved to KPMG's satisfaction prior to its replacement.

    The Registrant has requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. A copy of such letter will be filed as an exhibit to this report by an amendment when received.

    During the Registrant's two most recent fiscal years and the subsequent interim periods preceding the selection of Ernst & Young, the Registrant has not consulted Ernst & Young regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any other matters that would be required to be reported herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a)  Not applicable.

             (b)  Not applicable.

             (c)  The following exhibit is filed with this report:


      Exhibit Number                       Description
      --------------                       -----------

      16                                   Letter of KPMG  LLP*



___________________
* To be filed by amendment.







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                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 ESB FINANCIAL CORPORATION



Date: May 23, 2000               By:  /s/ Charlotte A. Zuschlag
                                      -------------------------------------
                                      Charlotte A. Zuschlag
                                      President and Chief Executive Officer





















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